XYLEM INC. Q3 2013 EARNINGS RELEASE OCTOBER 29, 2013 Exhibit 99.2

XYLEM PROPRIETARY / CONFIDENTIAL
FORWARD-LOOKING STATEMENTS
This document contains information that may constitute “forward-looking statements.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Generally, the words “anticipate,” “estimate,” “expect,”
“project,” “intend,” “plan,” “believe,” “target” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.
These forward-looking statements include, but are not limited to, statements about the separation of Xylem Inc. (the
“Company”) from ITT Corporation in 2011, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to orders, revenues, operating margins and earnings per share growth, and statements expressing general views about future operating results — are forward-looking statements.
Caution should be taken not to place undue reliance on any such forward-looking statements because they involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. The Company undertakes no obligation to publicly update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those set forth in Item 1A of our Annual Report on Form 10-K, and those described from time to time in subsequent reports filed with the Securities and Exchange
Commission.

Q3 2013 EARNINGS RELEASE

XYLEM PROPRIETARY / CONFIDENTIAL

Q3’13 BUSINESS UPDATE
Q3 2013 EARNINGS RELEASE
GAINING TRACTION & BUILDING MOMENTUM
Strong 3rd Quarter Performance
Return to Organic
Revenue*
Growth (+1%); Organic
Orders*
(+6%) … Solid Backlog
Operating Margin
*
of 13.5% (Up 60 Bps), With Strong Incremental Performance
EPS*
$0.49 Up 11% … Raising Full Year Guidance
Enhancing Shareholder Returns … Deploying Capital into Share Repurchases
Looking Ahead – Next Steps
Improving Emerging Markets Conditions, U.S. Stable & Europe Better Than
Expected
Prioritizing Initiatives & Driving Productivity
Focused on Execution & Accountability to Provide for Better Visibility
Identifying Actions to Drive Stronger 2014 Performance
Committed to Long-Term Strategy & Financial Targets
* See appendix for non-GAAP reconciliations

XYLEM PROPRIETARY / CONFIDENTIAL

Q3’13 XYLEM PERFORMANCE
+4%
(Dollars, In Millions)
(Dollars, In Millions)
* See appendix for non-GAAP reconciliations
STRONG OPERATING PERFORMANCE STRONG OPERATING PERFORMANCE
Q3 GROWTH Q3 GROWTH
Organic +1%
Acquisitions +2%
Constant
Currency
+4%
+
Double-Digit Growth
in Eastern Europe &
Asia Pac (China Up
Over 40%)
Q3'12
Op Margin*
Volume,
Mix, & Other
Cost
Reductions &
Price
Material,
Labor,
& OH
Inflation
FX/Acq Q3'13
Op Margin*
12.9%
13.5%
0.0%
2.1%
0.5%
3.2%
Q3'12 Q3'13
931
965
Q3'12 Q3'13
120
130
+8%
Q3 2013 EARNINGS RELEASE
OPERATING INCOME* OPERATING INCOME*
REVENUE REVENUE
ORGANIC PERFORMANCE
By End Market By Geography
Industrial Europe
Public Utility U.S.
Commercial Emerging Markets
Residential
Agriculture
Price  - 0.3%
FX -0.1%
Vol/Other +0.4%
Euro HQ -0.2%
Pension -0.2%
(Note Rounding Impacts Sum Total)

XYLEM PROPRIETARY / CONFIDENTIAL

Q3’13 XYLEM PERFORMANCE
Q3 2013 EARNINGS RELEASE
EPS*
* See appendix for non-GAAP reconciliations
STRONG PERFORMANCE ON MODEST REVENUE GROWTH
+
Organic Revenue Growth
+
Strong Incremental Margins
Driven by Productivity & Strict
Cost Management
+
Restructuring Savings $0.03
+
European Realignment $0.01
–
Unfavorable Mix/Price $0.02
–
Pension/1x Separation
Headwind $0.01
+11%
Adjusted
Q3'12 EPS
Adjusted
Q3'13 EPS
$0.44
$0.49

15.0%
0.0%
Vol/Other +0.4%
Euro HQ -0.2%
Pension -0.2%
3.1%
Price -0.5%
1.8%
0.8%
FX -0.1%
15.5%
Q3'12 Op Margin*
Volume, Mix, & Other
Cost Reductions & Price
Material, Labor, & OH Inflation
FX/Acq
Q3'13 Op Margin*

xylem Let's Solve Water

XYLEM PROPRIETARY / CONFIDENTIAL

Q3’13 WATER INFRASTRUCTURE PERFORMANCE
Q3 2013 EARNINGS RELEASE
OPERATING INCOME*
+4%
(Dollars, In Millions)
(Dollars, In Millions)
REVENUE
* See appendix for non-GAAP reconciliations
ORGANIC GROWTH & COST ACTIONS DRIVING IMPROVED PERFORMANCE
(Organic Performance)
Transport +2%; Treatment -2%; Test Flat
+
Europe Up Low Single Digits
+
Transport North/Central Strength … South Weak
–
Treatment … PY Biogas & UK Projects Compare
–
U.S. Down 1%
–
Treatment … Project Delays, Funding Constraints
=
Transport Flat … Dewatering Up MSD (Sandy,
Fracking), Offset by Capex Decline
+
Emerging Markets Up High Single Digits
+
Asia Pac (China Up Over 30%)
+
Eastern Europe (Capex Projects, Russia Share Gains)
Q3 GROWTH
Organic +1%
Acquisitions +4%
Constant
Currency
+5%
Q3'12 Q3'13
595
619
Q3'12 Q3'13
89
96
+8%

12.6%
1.4%
3.5%
2.5%
12.2%
Price +0.2%
Q3'12 Op Margin*
Volume, Mix, & Other
Cost Reductions & Price
Material, Labor, & OH Inflation
Q3'13 Op Margin*

xylem Let's Solve Water

XYLEM PROPRIETARY / CONFIDENTIAL

Q3’13 APPLIED WATER PERFORMANCE
Q3 2013 EARNINGS RELEASE
OPERATING INCOME*
+3%
(Dollars, In Millions)
(Dollars, In Millions)
REVENUE
* See appendix for non-GAAP reconciliations
STRONG EMERGING MARKETS PERFORMANCE … MIX DRIVES MARGIN DECLINE
(Organic Performance)
Building Svcs +1%; Ind’l Water +2%; Irrigation +2%
+
Emerging Markets Up Double-Digits
+
China Exceptionally Strong … Industrial Water
Projects (Offshore O&G Fire Pump Projects) &
Commercial Building Market Share Gains
+
U.S. Commercial (Timing/Promotions) & Agriculture
(Favorable Weather Conditions)
–
U.S. Residential Slowing … Southern Europe Weak
–
Continued U.S Industrial Weakness
Q3 GROWTH
Organic +2%
Acquisition 0%
Constant
Currency
+2%
Q3'12 Q3'13
350
Q3'12 Q3'13
44 44
Flat
360
Vol/Other -0.8%
Euro HQ -0.3%
Pension -0.3%

XYLEM PROPRIETARY / CONFIDENTIAL

Q3 2013 EARNINGS RELEASE
XYLEM FINANCIAL POSITION
* See Appendix for Non-GAAP Reconciliations
September 30, 2013
Cash 394
Debt 1,202
Net Debt 808
Shareholders’ Equity 2,158
Net Capital 2,966
Net Debt to Net Capital 27%
CAPITAL SUMMARY
•
Strong Cash Position
•
Enhancing Shareholder Returns …
Deployed $107M in Dividends &
Repurchases vs. $58M in YTD‘12
•
Free Cash Flow Decline Driven by
Lower Income, Higher
Restructuring Payments, &
Unfavorable Working Capital
(Dollars, In Millions)
Cash
Dec. 2012
Operating
Activities
& Other
Dividends
& Share
Repurchases
Acquisitions
& Capex
Cash
Sept. 2013
504
394
107
172
169
69
325
SEPT.
2013
U.S. International
Q3'12
YTD
Q3'13
YTD
171
72
CASH DRIVERS CASH DRIVERS
FREE CASH FLOW * FREE CASH FLOW *
CASH BALANCE CASH BALANCE
(GEOGRAPHIC) (GEOGRAPHIC)
(Dollars, In Millions)
(Dollars, In Millions)
(Dollars, In Millions)
FCF% 73% 45%

XYLEM PROPRIETARY / CONFIDENTIAL

Q3 2013 EARNINGS RELEASE
XYLEM GUIDANCE UPDATE
FOCUSED EXECUTION DRIVING PERFORMANCE …
RAISING FULL YEAR EXPECTATIONS
* See appendix for non-GAAP reconciliations
FY REVENUE
FY EPS*
3.7B
3.8B 3.8B
$1.45
$1.63 $1.63
•
Internal Growth Initiatives & Improved Market Conditions
Drive Top Line Revision
-
Europe Stabilizing,  U.S. Stable, Emerging Markets
Continue to Grow
-
Solid Backlog of $752M … $470M Shippable Up 2%
•
Focused Execution & Disciplined Cost Management Drives
Solid Operating Performance
-
On Track to Deliver Full Year Restructuring Savings;
Incremental Actions Identified
Mid - Point
Mid - Point
Previous
Guidance
Current
Outlook
Previous
Guidance
Current
Outlook
Implied 4Q Revenue $965M; EPS* $0.51
•
European Realignment Delivers Benefits As
Previously Expected
•

XYLEM PROPRIETARY / CONFIDENTIAL

Q3 2013 EARNINGS RELEASE
2013 Full Year
Financial Outlook
Growth
2013E vs. 2012
Xylem Consolidated ~$3,770 ~ -1% ~ -2% 2% -1%
Water Infrastructure ~$2,405 ~ -1% ~ -3% 3% -1%
Applied Water ~$1,430 Flat Flat Flat Flat
Segment Margin * 13.1% to 13.3% -120 bps to -100 bps
Operating Margin * 11.5% to 11.8% -140 bps to -110 bps
EPS *  $1.60 to $1.65 $1.63 Mid-Point
Free Cash Flow
Conversion
~90% Restructuring Pmts, Realignment Capex, & 1x Spin
Capex
Guidance Assumptions:
Operating Tax Rate ~21%
4Q Tax Rate of 21%
Share Count ~186.0
4Q Assumption ~185.0
Restructuring &
Realignment Costs *
~$65 to $80
‘13 Net Cost Savings $14 to $15; Realignment Cost
$25-$30
2013 FINANCIAL GUIDANCE SUMMARY
* See appendix for non-GAAP reconciliations
(Dollars In Millions, Except per Share Data)
Organic
Acquisition FX Total Growth (Mid-Point)
Revenue

XYLEM PROPRIETARY / CONFIDENTIAL

Q3 2013 EARNINGS RELEASE
XYLEM 3Q EARNINGS SUMMARY
Strong 3    Quarter Performance … Raising 2013 Guidance
Enhancing Shareholder Returns … Deploying Capital into Share
Repurchases
Prioritizing Initiatives & Driving Productivity
Focused on Execution & Accountability to Provide for Better Visibility
Identifying Actions to Drive Stronger 2014 Performance
Committed to Long-Term Strategy & Financial Targets
rd

XYLEM PROPRIETARY / CONFIDENTIAL

Q3 2013 EARNINGS RELEASE
NON-GAAP MEASURES
Management views key performance indicators including revenue, gross margins, segment operating income and margins, orders growth, free cash flow, working capital, and backlog, among others. In addition, we consider certain measures to be useful to management and investors evaluating our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share
(basic and diluted) or net cash from operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators:
“Organic revenue” and “Organic orders” defined as revenue and orders, respectively, excluding the impact of foreign currency fluctuations, intercompany transactions, and contributions from acquisitions and divestitures. Divestitures include sales of portions of our business that did not meet the criteria for classification as a discontinued operation or insignificant portions of our business that we did not classify as a discontinued operation. The period-over-period change resulting from foreign currency fluctuations assumes no change in exchange rates from the prior period.
“Constant currency” defined as financial results adjusted for currency translation impacts by translating current period and prior period activity using the same currency conversion rate. This approach is used for countries whose functional currency is not the U.S. dollar.
“EBITDA” defined as earnings before interest, taxes, depreciation, amortization expense, and share-based
compensation. “Adjusted EBITDA” reflects the adjustment to
EBITDA to exclude for non-recurring separation costs associated with the Xylem spin-off from ITT Corporation as well as non-recurring restructuring and realignment costs.
“Adjusted Operating Income,” “ Adjusted Segment Operating Income,” and “Adjusted  EPS” defined as operating income and earnings per share, adjusted to exclude non-recurring separation costs associated with the Xylem spin-off from ITT Corporation, non-recurring restructuring and realignment costs and tax-related special items.
“Normalized EPS” defined as adjusted earnings per share, as well as adjustments to reflect the incremental current period amount of interest expense and stand alone costs in the prior comparable period.
“Free Cash Flow” defined as net cash from operating activities, as reported in the Statement of Cash Flow, less capital expenditures as well as adjustments for other significant items that impact current results which management believes are not related to our ongoing operations and performance. Our definition of free cash flows does not consider non-discretionary cash payments, such as debt.
“Realignment costs” defined as non-recurring costs not included in restructuring costs that are incurred as part of actions taken to reposition our business, including items such as professional fees, relocation, travel and other costs.
“Special charges” defined as costs incurred by the Company associated with the settlement of legal proceedings with Xylem Group LLC, as well as certain costs incurred for the change in chief executive officer made during the third quarter of 2013.

XYLEM PROPRIETARY / CONFIDENTIAL

Q3 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
ORGANIC & CONSTANT CURRENCY REVENUE GROWTH
Constant Currency
(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A (H) = (F - C) / A
Change % Change Change % Change
Revenue Revenue 2013 v. 2012 2013 v. 2012 FX Contribution Eliminations Adj. 2013 v. 2012 Adj. 2013 v. 2012
2013 2012
Nine Months Ended September 30
Xylem Inc. 2,804 2,822 (18) -1% (67) (2) - (87) -3% -1%
Water Infrastructure 1,766 1,788 (22) -1% (67) 2 1 (86) -5% -1%
Applied Water 1,086 1,078 8 1% - (5) (4) (1) 0% 0%
Quarter Ended September 30
Xylem Inc. 965 931 34 4% (21) - - 13 1% 4%
Water Infrastructure 619 595 24 4% (21) 3 1 7 1% 5%
Applied Water 360 350 10 3% - (4) - 6 2% 2%
Quarter Ended June 30
Xylem Inc. 960 966 (6) -1% (23) (4) - (33) -3% -1%
Water Infrastructure 596 609 (13) -2% (23) (2) - (38) -6% -2%
Applied Water 381 373 8 2% - (1) (2) 5 1% 1%
Quarter Ended March 31
Xylem Inc. 879 925 (46) -5% (23) 2 - (67) -7% -5%
Water Infrastructure 551 584 (33) -6% (23) 1 - (55) -9% -5%
Applied Water 345 355 (10) -3% - - (2) (12) -3% -3%
Note: Due to rounding the sum of segment amounts may not agree to Xylem totals.
Acquisitions /
Divestitures
Reported vs. Organic & Constant Currency Revenue
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)

XYLEM PROPRIETARY / CONFIDENTIAL

Q3 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
ORGANIC & CONSTANT CURRENCY ORDER GROWTH
Constant Currency
(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A (H) = (F - C) / A
Change % Change Change % Change
Orders Orders 2013 v. 2012 2013 v. 2012 FX Contribution Eliminations Adj. 2013 v. 2012 Adj. 2013 v. 2012
2013 2012
Nine Months Ended September 30
Xylem Inc. 2,926 2,856 70 2% (71) 1 - - 0% 2%
Water Infrastructure 1,865 1,819 46 3% (71) 4 - (21) -1% 3%
Applied Water 1,111 1,086 25 2% - (4) 1 22 2% 2%
Quarter Ended September 30
Xylem Inc. 955 882 73 8% (20) 1 - 54 6% 8%
Water Infrastructure 617 564 53 9% (20) 3 - 36 6% 10%
Applied Water 355 334 21 6% - (3) 1 19 6% 6%
Quarter Ended June 30
Xylem Inc. 1,009 970 39 4% (25) (2) - 12 1% 4%
Water Infrastructure 647 617 30 5% (25) (1) - 4 1% 5%
Applied Water 378 370 8 2% - (1) 1 8 2% 2%
Quarter Ended March 31
Xylem Inc. 962 1,004 (42) -4% (26) 2 - (66) -7% -4%
Water Infrastructure 601 638 (37) -6% (26) 2 - (61) -10% -5%
Applied Water 378 382 (4) -1% - - (1) (5) -1% -1%
Note: Due to rounding the sum of segment amounts may not agree to Xylem totals.
Acquisitions /
Divestitures
Reported vs. Organic & Constant Currency Order Growth
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)

XYLEM PROPRIETARY / CONFIDENTIAL

Q3 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
ADJUSTED DILUTED EPS
Q3 2012 Q3 2013
As Reported Adjustments Adjusted As Reported Adjustments Adjusted
Total Revenue 931 931 965 965
Operating Income 111 9 a 120 98 32 c 130
Operating Margin 11.9% 12.9% 10.2% 13.5%
Interest Expense (14) (14) (14) (14)
Other Non-Operating Income (Expense) 3 3 (1) (1)
Income before Taxes 100 9 109 83 32 115
Provision for Income Taxes (28) 2 b (26) (10) (13) d (23)
Net Income 72 11 83 73 19 92
Diluted Shares
186.3 186.3 186.0 186.0
Diluted EPS 0.38 $              0.06 $               0.44 $               0.39 $              0.10 $               0.49 $
Q3 YTD 2012 Q3 YTD 2013
As Reported Adjustments Adjusted As Reported Adjustments Adjusted
Total Revenue 2,822 2,822 2,804 2,804
Operating Income 339 20 a 359 234 72 c 306
Operating Margin 12.0% 12.7% 8.3% 10.9%
Interest Expense (41) (41) (41) (41)
Other Non-Operating Income (Expense) 1 1 (2) (2)
Income before Taxes 299 20 319 191 72 263
Provision for Income Taxes (75) (2) b (77) (31) (24) d (55)
Net Income 224 18 242 160 48 208
Diluted Shares 186.2 186.2 186.2 186.2
Diluted EPS 1.20 $              0.09 $               1.29 $               0.86 $              0.26 $               1.12 $
a One-time separation costs  and restructuring & realignment costs
b Net tax impact of separation costs, restructuring & realignment costs and special tax items
c Restructuring & realignment costs and special charges
d Net tax impact of restructuring & realignment costs, special charges and special tax items
($ Millions, except per share amounts)

XYLEM PROPRIETARY / CONFIDENTIAL

Q3 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
ADJ. OPERATING INCOME AND MARGIN
Q3 Q3 YTD
'13 '12 '13 '12
Total Revenue
• Total Xylem 965            931         2,804          2,822
• Water Infrastructure 619            595         1,766          1,788
• Applied Water 360            350         1,086          1,078
Operating Income
• Total Xylem 98              111         234             339
• Water Infrastructure 88              85            171             253
• Applied Water 40              43            125             135
Operating Margin
• Total Xylem 10.2% 11.9% 8.3% 12.0%
• Water Infrastructure 14.2% 14.3% 9.7% 14.1%
• Applied Water 11.1% 12.3% 11.5% 12.5%
Separation Costs
• Total Xylem -             4              -              15
• Water Infrastructure -             -          -              3
• Applied Water -             1              -              2
Special Charges
• Total Xylem 20              -          20               -
• Water Infrastructure -             -          -              -
• Applied Water -             -          -              -
Restructuring & Realignment Costs
• Total Xylem 12              5              52               5
• Water Infrastructure 8                 4              40               4
• Applied Water 4                 -          12               -
Adjusted Operating Income*
• Total Xylem 130            120         306             359
• Water Infrastructure 96              89            211             260
• Applied Water 44              44            137             137
Adjusted Operating Margin*
• Total Xylem 13.5% 12.9% 10.9% 12.7%
• Water Infrastructure 15.5% 15.0% 11.9% 14.5%
• Applied Water 12.2% 12.6% 12.6% 12.7%
($ Millions)
*Adjusted Operating Income excludes restructuring & realignment costs and special charges in 2013 and excludes restructuring & realignment costs and non-recurring separation costs in 2012.

XYLEM PROPRIETARY / CONFIDENTIAL

Q3 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
FREE CASH FLOW
2013 2012
Net Cash - Operating Activities 163 $                    230 $
Capital Expenditures (91)                        (81)
Free Cash Flow, including separation costs 72                         149
Cash Paid for Separation Costs (incl. Capex) -                        22
Free Cash Flow, excluding separation costs* 72 $                      171 $
Net Income 160 224
Separation Costs, net of tax (incl. tax friction) -                        11
Net Income, excluding separation costs* 160 $                    235 $
Free Cash Flow Conversion 45% 73%
* Separation costs are not excluded in 2013
Net Cash - Operating Activities vs. Free Cash Flow
($ Millions)
Nine Months Ended

XYLEM PROPRIETARY / CONFIDENTIAL

Q3 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
XYLEM EBITDA & ADJ. EBITDA
Q1 Q2 Q3 Q4 Total
Pre-Tax Income 51 57 83 191
Interest Expense (Income), net 12 13 14 39
Depreciation 25 24 23 72
Amortization 12 13 13 38
Stock Compensation 6 6 9 21
EBITDA 106 113 142 361
Restructuring & Realignment 12 28 12 52
Special Charges - - 20 20
Adjusted EBITDA 118 141 174 433
Revenue 879 960 965 2,804
Adjusted EBITDA Margin 13.4% 14.7% 18.0% 15.4%
Q1 Q2 Q3 Q4 Total
Pre-Tax Income 84 115 100 89 388
Interest Expense (Income), net 13 13 12 13 51
Depreciation 23 21 24 26 94
Amortization 11 12 12 13 48
Stock Compensation 5 5 6 6 22
EBITDA 136 166 154 147 603
Separation Costs 5 6 4 7 22
Restructuring & Realignment - - 5 19 24
Adjusted EBITDA 141 172 163 173 649
Revenue 925 966 931 969 3,791
Adjusted EBITDA Margin 15.2% 17.8% 17.5% 17.9% 17.1%
2012
EBITDA and Adjusted EBITDA by Quarter
($ Millions)
2013

XYLEM PROPRIETARY / CONFIDENTIAL

Q3 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
WATER INFRASTRUCTURE EBITDA & ADJ. EBITDA
Q1 Q2 Q3 Q4 Total
Pre-Tax Income 42 43 87 172
Interest Expense (Income), net - (1) - (1)
Depreciation 19 17 16 52
Amortization 9 11 11 31
Stock Compensation 1 1 1 3
EBITDA 71 71 115 257
Restructuring & Realignment 10 22 8 40
Adjusted EBITDA 81 93 123 297
Revenue 551 596 619 1,766
Adjusted EBITDA Margin 14.7% 15.6% 19.9% 16.8%
Q1 Q2 Q3 Q4 Total
Pre-Tax Income 75 93 86 88 342
Interest Expense (Income), net - - (1) - (1)
Depreciation 16 15 17 20 68
Amortization 10 9 10 10 39
Stock Compensation 1 1 3 - 5
EBITDA 102 118 115 118 453
Separation Costs 2 1 - 1 4
Restructuring & Realignment - - 4 15 19
Adjusted EBITDA 104 119 119 134 476
Revenue 584 609 595 637 2,425
Adjusted EBITDA Margin 17.8% 19.5% 20.0% 21.0% 19.6%
2012
2013
($ Millions)

XYLEM PROPRIETARY / CONFIDENTIAL

Q3 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
APPLIED WATER EBITDA & ADJ. EBITDA
Q1 Q2 Q3 Q4 Total
Pre-Tax Income 40                        45                        40                             125
Interest, net -                      -                           -                            -
Depreciation 6                          5                          6                               17
Amortization 2                          1                          1                               4
Stock Compensation 1                          -                           1                               2
EBITDA 49                        51                        48                             148
Restructuring & Realignment 2                          6                          4                               12
Adjusted EBITDA 51                        57                        52                             160
Revenue 345                      381                      360                           1,086
Adjusted EBITDA Margin 14.8% 15.0% 14.4% 14.7%
Q1 Q2 Q3 Q4 Total
Pre-Tax Income 40                        52                        43                             35                             170
Interest, net -                      -                      -                            -                            -
Depreciation 6                          6                          6                               5                               23
Amortization 1                          1                          1                               2                               5
Stock Compensation 1                          -                      2                               (1)                              2
EBITDA 48                        59                        52                             41                             200
Separation Costs 1                          -                      1                               -                            2
Restructuring & Realignment -                      -                      -                            5                               5
Adjusted EBITDA 49                        59                        53                             46                             207
Revenue 355                      373                      350                           346                           1,424
Adjusted EBITDA Margin 13.8% 15.8% 15.1% 13.3% 14.5%
2012
2013
($ Millions)

XYLEM PROPRIETARY / CONFIDENTIAL

Q3 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
GUIDANCE
Illustration of Mid Point Guidance
2013 Guidance
FY '12 FY '13
As Reported Adjustments Adjusted As Projected Adjustments Adjusted
Total Revenue 3,791                 3,791                   3,770                 3,770
Segment Operating Income 512                     30                        a 542                      425                     73                        c 498
Segment Operating Margin 13.5% 14.3% 11.3% 13.2%
Corporate Expense 69                       (16)                       b 53                        78                       (20)                       d 58
Operating Income 443                     46                        489                      347                     93                        440
Operating Margin 11.7% 12.9% 9.2% 11.7%
Interest Expense (55)                      (55)                       (55)                      (55)
Other Non-Operating Income (Expense) -                      -                       (3)                        (3)
Income before Taxes 388                     46                        434                      289                     93                        382
Provision for Income Taxes (91)                      (13)                       e (104)                     (48)                      (32)                       e (80)
Net Income 297                     33                        330                      241                     61                        302
Diluted Shares 186.2                186.2                 186.0                186.0
Diluted EPS 1.59 $               0.18 $                1.77 $                1.30 $               0.33 $                1.63 $
Guidance
($ Millions, except per share amounts)
a
b
c
d
e
Restructuring and realignment costs incurred at the segment level
Special charges incurred at the corporate level
Net tax impact of above items, plus the addition of special tax items
One-time separation, restructuring and realignment costs incurred at the segment level
One-time separation, restructuring and realignment costs incurred at the corporate level

XYLEM PROPRIETARY / CONFIDENTIAL

Q3 2013 EARNINGS RELEASE
NON-GAAP RECONCILIATION:
ADJUSTED OPERATING INCOME
Mid Point Guidance
2008 2009 2010 2011 2012 2013E
Revenue 3,291                 2,849                 3,202                        3,803                        3,791                      3,770
Operating Income 315                      276                      388                           395                           443                          347
Operating Margin 9.6% 9.7% 12.1% 10.4% 11.7% 9.2%
Restructuring, Realignment & Special Charges 41                        31                        15                             -                            24                            93
Separation Costs* -                      -                      -                            87                             22                            -
Adjusted Operating Income 356                      307                      403                           482                           489                          440
Adjusted Operating Margin 10.8% 10.8% 12.6% 12.7% 12.9% 11.7%
Standalone Costs -                      -                      -                            5                               28                            -
Adj. Operating Income, excl. Standalone Costs 356                      307                      403                           487                           517                          440
Adjusted Operating Margin, excl. Standalone Costs 10.8% 10.8% 12.6% 12.8% 13.6% 11.7%
* 2013 separation costs are not excluded from adjusted operating income.
($ Millions)